EXHIBIT 99.5


                              AMENDED AND RESTATED
                          CREDIT ENHANCEMENT AGREEMENT

     This AMENDED AND RESTATED CREDIT ENHANCEMENT AGREEMENT (this "Agreement") is entered into as of this 5th day of November, 2002, by and between AMERICAN GOLF CORPORATION, a California corporation (the "Company"), and David G. Price, an individual and the David G. Price Trust dated as of March 5, 1998 (as amended) (collectively "David Price"), Dallas P. Price, individually and the Dallas P. Price Trust dated as of May 14, 1998 (as amended) (collectively "Dallas Price" and collectively with David Price, the "Prices") and MOUNTAINGATE LAND COMPANY, L.P., a California limited partnership ("Mountaingate", and collectively with the Prices, the "Credit Enhancers").

                                    RECITALS

     A. The Company is indebted to Bank of America, N.A., a national banking association (the "Bank"), pursuant to a Credit Agreement dated as of July 30, 1996, as amended, restated or modified from time to time, and any agreements, instruments, certificates or other documents entered into in connection therewith (the "Credit Agreement"). Certain defaults have occurred under the Credit Agreement. The Bank has agreed to forbear, for a specified period, from exercising its remedies under the Credit Agreement pursuant to a Forbearance Agreement dated as of March 5, 2002 (the "Forbearance Agreement" and collectively with the Credit Agreement, the "Credit Documents").

     B. The Company is indebted to the purchasers of the Company's 9.35% Senior Secured Notes due July 1, 2004 (the "Purchasers," and together with the Bank, the "Creditors") pursuant to that certain 9.35% Senior Secured Note Purchase Agreement dated as of July 30, 1996, as amended, restated or modified from time to time, and any agreements, instruments, certificates or other documents entered into in connection therewith (the "Note Purchase Agreement"). Certain defaults have occurred under the Purchase Agreement.

     C. The Company and the Creditors entered into a Restructuring Agreement and Limited Waiver dated of July 1, 2002 (the "Restructuring Agreement"), and certain agreements, instruments, certificates and other documents in connection therewith (collectively with the Restructuring Agreement, the "Restructuring Documents").

     D. The Company, David Price and Mountaingate are parties to that certain Credit Enhancement Agreement dated as of July 19, 2002 (the "Credit Enhancement Agreement").

     E. The parties hereto wish to amend and restate the Credit Enhancement Agreement to include Dallas Price.

     F. The Company has requested that the Creditors further waive the exercise of their respective remedies by entering into an Extension and Amendment Agreement Relating to the Delivery of Alternate Collateral dated as of the date hereof (the "Extension Agreement").


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     G. In connection with the Company entering into the Extension Agreement and pursuant to the existing Restructuring Documents and the related documents thereto, the Company has requested that the Credit Enhancers provide certain credit enhancement for the obligations of the Company under the Credit Agreement and the Note Purchase Agreement in the form of the following (collectively, the "Credit Enhancement Collateral"): (i) a second priority deed of trust on certain real property owned by Mountaingate (the "Mountaingate Collateral"); (ii) the pledge by David Price of 354,938 shares in National Golf Properties, Inc., a Maryland corporation ("NGP"), and 1,107,620 common limited partnership units in National Golf Operating Partnership, L.P., a California limited partnership ("NGOP"), (iii) the pledge by Dallas Price of 336,737 shares of NGP and 68,333 common limited partnership units of NGOP (collectively with the shares and units listed in (ii), the "Pledged Securities"); and (iv) delivery by the Credit Enhancers of one or more letters of credit (each a "Letter of Credit") or cash collateral in the aggregate amount of $16,481,116, comprised of $6,481,116 for the Pledged Securities to be provided on March 31, 2003 and $10,000,000 for the Mountaingate Collateral to be provided no later than February 28, 2003, and (iv) the pledge by David Price of $9,518,884 to the Collateral Agent for the sole benefit of the Bank.

     H. In order to induce the Credit Enhancers to provide the Credit Enhancement Collateral, the Company desires to enter into this Agreement providing for the reimbursement to the Credit Enhancers in respect of any Credit Enhancement Collateral that is foreclosed upon or otherwise applied to satisfy obligations of the Company under the Credit Agreement and the Note Purchase Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees as follows:

     1. Definitions. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Restructuring Agreement.

     2. Reimbursement; Indemnification; Subordination.

     (a) Reimbursement.

          (i) The Company shall either pay directly for, or shall reimburse the Credit Enhancers for, (1) all out-of-pocket costs incurred by the Credit Enhancers in connection with their obtaining any Credit Enhancement Collateral, and (2) any amounts paid in connection with any Interest Shortfall (as such term is defined in the AGC Collateral Agency Agreement).

          (ii) If any amounts are drawn under any Letter of Credit (or any amounts of cash collateral are applied), the Company shall pay to the Credit Enhancers immediately upon demand without set-off, counterclaim or any other deduction of any nature whatsoever all such amounts to the account of the Credit Enhancers as instructed by the Credit Enhancers at the time of such demand.


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          (iii) If foreclosure proceedings shall be commenced with respect to the Mountaingate Collateral, the Company shall pay to Mountaingate immediately upon demand without set-off, counterclaim or any other deduction of any nature whatsoever an amount equal to Mountaingate's damages and costs associated with the foreclosure (or, at the election of Mountaingate, the fair market value of the Mountaingate Collateral on the date such foreclosure proceedings were commenced) to the account of Mountaingate as instructed by Mountaingate at the time of such demand.

          (iv) If foreclosure proceedings shall be commenced with respect to all or any portion of the Pledged Securities, the Company shall pay to David Price or Dallas Price, as applicable, immediately upon demand without set-off, counterclaim or any other deduction of any nature whatsoever an amount equal to the Price's damages and any costs incurred (or, at the election of David Price or Dallas Price as applicable, the fair market value per unit of Pledged Securities that has been foreclosed upon on the date such foreclosure proceedings were commenced) to the account of the Prices as instructed by the Prices at the time of such demand.

     The parties hereto acknowledge that this Section 2 is subject to the terms of (i) the Facilitation Agreement by and among American International Golf, Inc., NGP, NGOP, the Company, Golf Enterprises, Inc., and David Price and (ii) the Agreement and Plan of Merger, dated as of September 14, 2002, among NGP LLC, NGP, NGOP and New NGOP LLC.

          (b) Indemnification. The Company hereby further agrees to indemnify, defend and hold the Credit Enhancers harmless from and against any and all loss, cost or expense suffered or incurred by the Credit Enhancers, as the case may be, howsoever characterized or arising under or in connection with the Restructuring Documents, the Credit Enhancement Documents or any of the transactions contemplated thereby (including, without limitation, any liability arising as a result of any draw under any Letter of Credit), and the Company further agrees to reimburse the Credit Enhancers immediately upon demand for all reasonable costs, charges and expenses paid or incurred by the Credit Enhancers, as the case may be, in connection with the preservation and enforcement of its rights hereunder and collection of amounts due to it hereunder, including without limitation, the reasonable fees and disbursements of legal counsel to the Credit Enhancers.

          (c) Subordination. The Credit Enhancers acknowledge that the rights and obligations in paragraphs (a) and (b) of this Section 2 are subordinated to the rights and obligations of the Creditors as set forth in the Credit Enhancement Documents (as defined below) (collectively, the "Obligations"). Notwithstanding the foregoing, if any amount is paid to the Credit Enhancers in connection with any right of subrogation and the Obligations have not been paid in full, such amount shall be deemed to have been paid to the Credit Enhancers for the benefit of, and held in trust for the benefit of, the Creditors and shall be forthwith paid pursuant to the terms of Credit Enhancement Documents and credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Enhancement Documents. The Credit Enhancers acknowledge that they will receive direct and indirect benefits from the


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


     financing arrangements contemplated by the Credit Enhancement Documents and that the waiver set forth in this Section 2 is knowingly made in contemplation of such benefits.

     3. No Impairment; Waivers. The Company acknowledges and agrees that the occurrence of any one or more of the following shall not alter or impair the obligations or liabilities of the Company hereunder:

          (a) any amendment or modification of any provision of any of the Credit Documents, the Forbearance Documents or any documents or instruments relating to any Credit Enhancement Collateral (the "Credit Enhancement Documents") or any renewal or extension of the time of payment of any of the loans under the Credit Documents or any amounts owing under any Credit Enhancement Documents or the granting of time in respect of such payment thereof or of any furnishing or acceptance of any guarantee or any additional security or any release of any security or guarantee so furnished or accepted for any of such loans or Credit Enhancement Documents;

          (b) any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of any of the Credit Documents, the Restructuring Documents or the Credit Enhancement Documents or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

          (c) any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Company or the Credit Enhancers;

          (d) the occurrence of any Event of Default or event or circumstance that with the passage of time, the giving of notice or both would constitute an Event of Default under, or any misrepresentation in, any of the Credit Documents. the Restructuring Documents or the Credit Enhancement Documents;

          (e) any lack of genuineness, legality, validity, enforceability or value of the Credit Agreement, any other Credit Document, any Forbearance Document or any Credit Enhancement Document; or

          (f) any impossibility or impracticality of performance, force majeure, any act of any government, or any other circumstance which might constitute a defense available to, or a discharge of, (i) the Company in respect of the obligations under the Credit Documents or the Restructuring Documents, or (ii) the Credit Enhancers in respect of the Credit Enhancement Documents.

     4. Notices. All notices, demands and other communications provided for hereunder shall be in writing (including communication by telecopier) and shall be mailed, telecopied or delivered to the parties hereto at the address therefor set forth on the signature pages hereto or at such other address as may be designated by any such party in a written notice to the other parties complying with the terms of this section.


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


     5. Cumulative Remedies. No remedy under this Agreement is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Agreement and those provided by law. No delay or omission by any party to exercise any right under this Agreement shall impair any such right nor be construed to be a waiver thereof. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right.

     6. Severability of Provisions. If any provision or obligation of this Agreement should be found to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions and obligations or any other agreement executed in connection herewith, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and shall nonetheless remain in full force and effect to the maximum extent permitted by law.

     7. Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     8. Amendments. This Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party or parties against which such change, waiver or termination is sought to be enforced, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     9. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of such successors and assigns.

     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to the principles thereof relating to conflicts of law.

     11. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

                            (Signature page follows)




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


            IN WITNESS WHEREOF, the undersigned have executed and delivered this Credit Enhancement Agreement as of the date first hereinabove written.



Company:                            AMERICAN GOLF CORPORATION




                                    By: /s/ Edward R. Sause
                                       ----------------------------
                                    Its:
                                        ---------------------------

Mountaingate:                       MOUNTAINGATE LAND COMPANY, L.P.


                                    By:   Mountaingate Land, Inc.
                                       -----------------------------
                                    Its: General Partner
                                        ----------------------------


                                    By: /s/ David G. Price
                                       ----------------------------
                                    Its:
                                        ---------------------------

David G. Price:                     DAVID G. PRICE

                                    By: /s/ David G. Price
                                       ----------------------------


David G. Price Trust                David G. Price Trust


                                    By: /s/ David G. Price
                                       ----------------------------------
                                    Name: David G. Price
                                         ---------------------------------
                                    Title: Trustee
                                          --------------------------------

Dallas P. Price                     Dallas P. Price


                                    By: /s/ Dallas P. Price
                                       -------------------------------

Dallas P. Price Trust               Dallas P. Price Trust


                                    By: /s/ Dallas P. Price
                                       ----------------------------------
                                    Name: Dallas P. Price
                                         ---------------------------------
                                    Title: Trustee
                                          --------------------------------




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